UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2010
Cardinal Health, Inc.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	1-11373 (Commission File Number)	31-0958666 (IRS Employer Identification No.)
7000 Cardinal Place, Dublin, Ohio 43017
(Address of principal executive offices) (Zip Code)
(614) 757-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Items
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Item 9.01 Financial Statements and Exhibits
EXHIBIT 1.1
EXHIBIT 4.1
EXHIBIT 5.1
EXHIBIT 5.2

Item 8.01 Other Items
     On December 13, 2010, Cardinal Health, Inc. (the “Company”) issued and sold $500 million aggregate principal amount of 4.625% notes due 2020 (the “Notes”). In connection therewith, on December 8, 2010, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Deutsche Bank Securities Inc., and UBS Securities LLC, as representatives of the underwriters named in Schedule II thereto. The offering is being made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-169073) previously filed with the Securities and Exchange Commission (the “Registration Statement”). The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this report.
     The Notes are governed by an Indenture dated as of June 2, 2008 between the Company and The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (the “Indenture”). The Notes are filed as Exhibit 4.1 to this report.
     In connection with the issuance of the Notes, Rylan O. Rawlins, Associate General Counsel of the Company, and Shearman & Sterling LLP, counsel to the Company, have delivered opinions to the Company, regarding the legality of the Notes upon issuance and sale thereof. A copy of the opinions as to legality are attached as Exhibits 5.1 and 5.2 to this report.
     The Company incorporates by reference the exhibits filed herewith into the Registration Statement, pursuant to which the Notes were registered.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

1.1	Underwriting Agreement, dated as of December 8, 2010, between Cardinal Health, Inc. and Barclays Capital Inc., Deutsche Bank Securities Inc., and UBS Securities LLC, as representatives of the underwriters named in Schedule II thereto.

4.1	The Notes.

5.1	Opinion of Rylan O. Rawlins, Associate General Counsel of the Company.

5.2	Opinion of Shearman & Sterling LLP.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc. (Registrant)
Date: December 13, 2010	By:	/s/ Stephen T. Falk
		Name:	Stephen T. Falk
		Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

1.1	Underwriting Agreement, dated as of December 8, 2010, between Cardinal Health, Inc. and Barclays Capital Inc., Deutsche Bank Securities Inc., and UBS Securities LLC, as representatives of the underwriters named in Schedule II thereto.

4.1	The Notes.

5.1	Opinion of Rylan O. Rawlins, Associate General Counsel of the Company.

5.2	Opinion of Shearman & Sterling LLP.